Exhibit 99.1
Nasdaq: NAVR
Page 2 Safe Harbor FORWARD-LOOKING STATEMENTS This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future activities, events or developments. All statements, other than statements of fact, that address activities, events or developments that we or our management, expect, project, believe or anticipate will or may occur in the future, or that relate to historical periods that will be reported in future filings with the Securities and Exchange Commission, are forward-looking statements. Forward- looking statements are made based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Our forward-looking statements are also subject to risks and uncertainties which can affect our performance in both the near-and long-term. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the foregoing.
Use of Non-GAAP Information The Company provides non-GAAP adjusted pro forma information and references to "adjusted pro forma" information are references to non-GAAP measures. The Company provides adjusted pro forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted pro forma information is not a substitute for any performance measure derived in accordance with GAAP. The Company's management has evaluated and made operating decisions about its business operations primarily based upon these adjusted pro forma financial metrics. For each such adjusted pro forma financial measure, the adjustment provides the Company's management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. The Company recognizes that the use of adjusted pro forma measures has limitations, including the need to exercise judgment in determining which types of charges should be excluded from the adjusted pro forma financial information. The Company provides adjusted pro forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that its management does. Reconciliations between historical pro forma and adjusted pro forma results of operations are available on the Company's website located at www.navarre.com in the "Investors" section. Page 3
Page 4 Largest distributor of consumer software in the United States and CanadaStrong reputation for value and service with the world's largest and most sophisticated retailersUnique offering of multi-channel sales solutions with retail distribution programs, e-commerce fulfillment and 3PL servicesExplosive growth in distribution of Consumer Electronics & Accessories productsHeadquartered in Minneapolis MN with logistics facilities and offices in Minneapolis, MN, Toronto, Canada, Bentonville, AR and Cedar Rapids, IANo debt at any quarterly period end in fiscal year 2012Ticker: NAVR - Website: www.Navarre.com Business Overview

Strategic Summary

- Increase market share of software to maximize this important category through opportunistic product line wins and expansion in the Canadian market
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Continue to enhance 3PL service offering to capture revenue streams across multiple sales channels with vendor partners
- Maximize software publishing (Encore) profitability with lower cost base and pursuit of new content
- Aggressively pursue the underserviced Canadian market
- Constant vigil for further cost reductions
- Pursue acquisitions in existing and adjacent markets

Page 5

NAVARRE
Connecting Strong Brands with Smart Logistics

2012 Restructuring: The Reset

- **Realignment and Repositioning**
  - Refocusing on growing product lines and core competencies
  - Transitioning away from facilities, business processes and assets related to now divested and non-core businesses
- **Senior Management Changes**
  - Richard Wills Appointed CEO September 2011
  - Over half of executives no longer with the Company at conclusion of FY 2012
- **Cost Reductions**
  - Underutilized 120,000 sq. ft. storage and manufacturing facility taken offline - $1 million/yr. savings
  - Encore moved from Los Angeles and consolidated into Minneapolis headquarters - $300,000/yr. savings
  - Headcount reduced by 30% - $4.6 million/yr. savings
  - Total annualized savings expected to be $5.5 and $6.5 million

Page 6

NAVARRE®
Connecting Strong Brands with Smart Logistics

Seasoned Leadership Team

- Richard Willis, Chief Executive Officer
  - Appointed CEO in September 2011, member of Board of Directors
  - CEO experience SFC, Inc., Baker & Taylor, Troll Communications and Bell Sports
- Diane Lapp, Interim Chief Financial Officer
  - Joined Navarre in October 2003, appointed Interim CFO in October 2011
  - 20 years of senior management experience in public accounting and finance
- Joyce Fleck, President of Navarre Distribution Services
  - Joined Navarre in May 1999
  - 20 years of senior management experience in sales, merchandising and marketing
- Ward Thomas, President of Business Services and Encore
  - President of Business Services since August 2010, President of Encore since October 2011
  - Executive sales and management experience at Trend Micro and FUNimation Entertainment
- Ryan Urness, General Counsel and Investor Relations
  - Joined Navarre in January 2003
  - Former head of intellectual property practice at Winthrop & Weinstine, P.A.

Page 7

NAVARRE®
Connecting Strong Brands with Smart Logistics

Our Markets

- **Software Distribution**
  - Largest software publishers in the world trust Navarre to service the retail channel with their products
  - Retail software is a mature market in overall decline
- **Consumer Electronics & Accessories**
  - Rapidly expanding list of vendor partners
  - Creating new customer relationships at a rate of 10+ per month
  - High growth retail opportunity with no possibility of sales migrating to digital delivery
- **3PL and E-Commerce**
  - Strong and growing base of e-commerce partners
  - Growth opportunities with current and new vendor partners
- **Software Publishing**
  - Solid stable of strong consumer software offerings
  - Significantly growing proprietary e-commerce sales channel
  - Growth through the acquisition of content

Page 8

NAVARRE®

Connecting Strong Brands with Smart Logistics
Key Customers Page 9
Software Distribution Page 10

Software Distribution



- Market leading distribution solution for the United States and Canada market
- Strong longstanding relationships with retail customers and publisher/vendor partners
- We provide our vendor partners a full array of services to support sales to retail customers
- Retail customers look to us to provide a lower all-in cost of placing product on shelf
- Sophisticated systems allows flexibility to offer a wide variety of programs and deep customer integration
  - Proprietary vendor managed inventory (VMI) programs
  - Point of sale activation (POSA) programs
  - Consignment programs

NAVARRE®

Connecting Strong Brands with Smart Logistics

Page 11
Software Publishers/Vendors Page 12
Consumer Electronics & Accessories Page 13

Consumer Electronics & Accessories






$15.33

- High growth opportunity with market rapidly expanding across the full spectrum of retailers
  - Provides opportunities to expand Navarre's reach to new retail customers and sales channels
  - Recent customer additions include: RadioShack, Nordstrom, Urban Outfitters, American Eagle, Bass Pro Shops, Brookstone, and Home Shopping Network
- Strong partnerships with key trend-setting retail customers drives new vendor partners to Navarre
- Rapidly expanding base of vendor partners
  - More than 100 new vendor partners added during the first three quarters of FY 2012, and more than 200 new vendor partners brought on board during the past 24 months
  - Excellent reputation for value and high service levels is developing among the vendor and customer community

NAVARRE®

Connecting Strong Brands with Smart Logistics

Page 14
CE&A Manufacturers/Vendors Page 15
3PL & E-Commerce Page 16

3PL & E-Commerce: Logistics Services

- Our supply chain and logistics services allow our partners to look to Navarre for all of their product handling and sales channel service needs
- Distribution vendor partners are built-in customer base for our 3PL services offering
- Broad service offering includes:
  - Complete solutions to coordinate overseas product receipt and import/export customs management
  - Inventory storage, tracking and portal visibility
  - Streamlined EDI ordering services
  - Rapid order turnaround – same day fulfillment
  - Reverse logistics, quality assurance and returns disposition solutions
  - Customizable packaging design and marketing services





NAVARRE®

Connecting Strong Brands with Smart Logistics

Page 17

3PL & E-Commerce: Web Storefront Solutions

- Vendor/client partners often are looking to operate a proprietary e-commerce sales channel for their products
- Navarre builds and operates web storefront technologies that offer these partners with a solution that is integrated into our other product handling services
  - Integrated fulfillment and returns
  - Digital delivery options
  - Marketing and creative services
  - Customer support call center



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NAVARRE
Connecting Strong Brands with Smart Logistics

Page 18
3PL & E-Commerce Clients Page 19
Software Publishing Page 20

Software Publishing ENCORE

A NAVARRE CORPORATION COMPANY

- Leading software publisher of proprietary high-quality branded software in key product categories
  - Casual Gaming
  - Personal Publishing
  - Home Design & CAD
  - Education
- Strategic expansion of IP portfolio through blend of licensing, acquisition and targeted development to maximize available opportunities with appropriate investment spend
- Accessing multiple platforms, channels and territories, including a full spectrum of traditional retail outlets, proprietary e-commerce web storefront sales at Broderbund.com and Hoylegaming.com, and a growing OEM and international licensing business

Page 21

NAVARRE®

Connecting Strong Brands with Smart Logistics
Page 22 Casual Gaming & Entertainment Personal Productivity
Page 23 Home Architecture & CAD Education
Key Financials Page 24
Page 25 78% Software 69% 8% CE&A 22% 14% Other 9% 3rd Quarter Percent of Sales Composition Overview (Distribution Only) 11% Canada 17% 12% E-Commerce 16% Other select business categories*: * Revenues included in product category totals listed above 189% 67% 36% Product categories: Q3 Fiscal 2011 Q3 Fiscal 2012
Income Statement Year-to-Date FY 2012 Page 26 * Non-GAAP adjusted pro forma ("APF") information, see "Use of Non-GAAP Information" section on page 3* * Guidance issued January 31, 2012 YTD FY 2011 YTD FY 2012 Change FY '12 Guidance** Net Sales $366 million $364 million (1%) $460-480 million APF Gross Profit* $49.5million $42.8 million (14%) APF Gross Margin %* 13.5% 11.8% AFP Operating Expenses $43.2 million $40.2 million (7%) APF Operating Income* $6.4 million $2.6 million (60%) APF EBITDA * $10.0 million $6.1 million (40%) $7-9 million
Income Statement 3rd Quarter of FY 2012 Page 27 * Non-GAAP adjusted pro forma ("APF") information, see "Use of Non-GAAP Information" on page 3 Q3 FY 2011 Q3 FY 2012 Change Net Sales $147 million $153 million 4% APF Gross Profit* $17.8 million $16.4 million (8%) APF Gross Margin %* 12.1% 10.7% AFP Operating Expenses $15.7 million $13.5 million (14%) APF Operating Income* $2.1 million $2.9 million 40% APF EBITDA * $3.4 million $4.1 million 21%
December 31, 2011 (Unaudited) December 31, 2010 (Unaudited) Assets: Current assets: Cash and cash equivalents $ 1,882 $ - Accounts receivable, net 92,144 79,330 Inventories 32,784 28,469 Other assets - current 6,065 9,242 Current assets of discontinued operations - 5,339 Total current assets 132,875 122,380 Property and equipment, net 7,534 9,758 Other assets 24,485 36,161 Non-current assets of discontinued operations - 30,716 Total assets $ 164,894 $ 199,015 Liabilities and shareholders' equity: Current liabilities: Revolving line of credit $ - $ 12,547 Accounts payable 112,855 92,640 Other 7,447 14,789 Current liabilities of discontinued operations - 7,543 Total current liabilities 120,302 127,519 Long-term liabilities 1,629 2,606 Total liabilities 121,931 130,125 Shareholders' equity 42,963 68,890 Total liabilities and shareholders' equity $ 164,894 $ 199,015 Solid Balance Sheet Page 28
FY 2012 Restructuring Impact Page 29 FINANCIAL STATEMENT IMPACT FINANCIAL STATEMENT IMPACT Q2 YTD Q3 Q4 Total Employee related $ - $ 2,086 $ 1,622 $ 3,708 CEO severance and search 1,663 70 - 1,733 Facility related - - 3,965 3,965 Asset impairment - Inventory - 1,287 90 1,377 Software development 195 1,345 150 1,690 Prepaid royalties - 6,268 150 6,418 Goodwill - 5,690 - 5,690 Other - 306 160 466 Total $ 1,858 $ 17,052 $ 6,137 $ 25,047 CASH TIMING IMPACT CASH TIMING IMPACT Q2 YTD Q3 Q4 Q4 FY12 or Q1 FY13 Total Employee related $ 2,649 $ 1,562 $ 1,000 $ 5,211 Facility related 437 3,528 3,965 Prepaid royalties and software development 195 107 1,291 1,593 Cash $ 195 $ 2,756 $ 3,290 $ 4,528 $ 10,769 Employee related $ 230 230 Asset Impairment - Inventory 1,287 90 1,377 Prepaid royalties and software development 6,365 150 6,515 Goodwill 5,690 5,690 Other 306 160 466 Non-cash $ - $ 13,878 $ 400 $ - $ 14,278 Total $ 195 $ 16,634 $ 3,690 $ 4,528 $ 25,047
Strategic Summary Page 30

Strategic Assets

- Solid Reputation and Relationships
  - Consistent high service levels create a significant value proposition to vendor partners and customers
  - Navarre provides a single-source solution to retailers simplifying the landscape of supplier relationships
- Market Presence
  - Industry leading position in software distribution
  - Unique offering of multi-channel sales solutions with flexible retail distribution programs, e-commerce fulfillment, and 3PL services
- Facilities and Systems
  - Infrastructure operates on highly scalable platform of industry-leading systems and strategically placed distribution assets
  - Able to add significant volume with little additional capital spend
- Capabilities Enhancement Opportunity
  - Addition of more robust E-Commerce platform solution would greatly enhance 3PL service offering and generate new revenue streams with vendor partners

NAVARRE
Connecting Strong Brands with Smart Logistics

Page 31

Strategic Summary

- Increase market share of software to maximize this important category through opportunistic product line wins and expansion in the Canadian market
- Further expand base of vendor partnerships and retail relationships to continue rapid growth in CE&A products
- Continue to enhance 3PL service offering to capture revenue streams across multiple sales channels with vendor partners
- Maximize software publishing (Encore) profitability with lower cost base and pursuit of new content
- Aggressively pursue the underserviced Canadian market
- Constant vigil for further cost reductions
- Pursue acquisitions in existing and adjacent markets

Page 32

NAVARRE
Connecting Strong Brands with Smart Logistics

Page 33 Q&A